BLACKROCK FUNDSSM
BlackRock Global Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio
(each a “Fund”)

     Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated January 28, 2011, as amended

Class R Shares of each Fund are currently closed to all purchases.

Class R Shares of BlackRock Global Opportunities Portfolio will be available for purchase by eligible investors upon the closing of a proposed reorganization transaction (the “Global Opportunities Reorganization”) between BlackRock Global Opportunities Portfolio and BlackRock Global Growth Fund, Inc. The closing of the Global Opportunities Reorganization, which is expected to occur following the close of business on July 15, 2011, is contingent upon approval by the shareholders of BlackRock Global Growth Fund, Inc.

Class R Shares of BlackRock Health Sciences Opportunities Portfolio will be available for purchase by eligible investors upon the closing of a proposed reorganization transaction (the “Health Sciences Opportunities Reorganization”) between BlackRock Health Sciences Opportunities Portfolio and BlackRock Healthcare Fund, Inc. The closing of the Health Sciences Opportunities Reorganization, which is expected to occur following the close of business on July 15, 2011, is contingent upon approval by the shareholders of BlackRock Healthcare Fund, Inc.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-GHSO-0511SUPR